UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2023

R1 RCM Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41428	87-4340782
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 W. Ascension Way Suite 200
Murray
Utah	84123
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 324-7820

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCM	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Immediately prior to the scheduled filing of R1 RCM Inc.’s (the “Company”) Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2023, the Company identified errors related to the accounting for certain acquiree compensation costs incurred in connection with acquisitions in 2022, 2021 and 2020 that the Company was required to recognize as a Company expense immediately upon the closing of the transactions. These costs should have been recorded as Other expenses within the consolidated statements of operations and comprehensive income in the applicable period and were instead recorded within the purchase price allocation and ultimately recorded as goodwill in the consolidated balance sheets in previously issued financial statements.

As a result, on November 12, 2023, the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company concluded, after considering the recommendations of management and discussing with the Company’s independent registered public accounting firm, Ernst & Young LLP (“EY”), that (i) the Company’s audited consolidated financial statements as of and for the years ended December 31, 2022 and 2021, included in the Company’s Annual Report on Form 10-K filed with the SEC; (ii) the Company’s unaudited consolidated financial statements as of and for each of the quarters within 2022 and 2021, included in the Company’s Quarterly Reports on Form 10-Q filed with the SEC; and (iii) even though the errors do not materially impact the unaudited condensed consolidated financial statements for the quarters ended June 30, 2023 and March 31, 2023 included in the Company’s Quarterly Reports on Form 10-Q filed with the SEC, such financial statements (collectively, the “Non-Reliance Periods”) should not be relied upon due to the errors described above and need to be restated. In addition to the restatement errors described above, the Company expects to correct certain items that were previously identified and concluded as immaterial, individually and in the aggregate, to the financial statements for the Non-Reliance Periods.

In connection with the restatements, as a result of the accounting errors, the Company’s management has identified a material weakness in its internal control over financial reporting relating to the design and operating effectiveness of controls over business combinations impacting the accounting for acquiree compensation arrangements during the periods covered by such reports and has determined that its disclosure controls and procedures also were not effective as of December 31, 2022 and 2021 and all interim and subsequent periods.

Accordingly, the Audit Committee concluded that management’s report on internal control over financial reporting as of December 31, 2022 and 2021 should no longer be relied upon. In addition, the opinion of EY on the Company’s internal control over financial reporting as of December 31, 2022, as well as its opinion on consolidated financial statements as of and for years ended December 31, 2022 and 2021 should no longer be relied upon. As a result of these errors in the Company’s financial statements, investors also should no longer rely upon the consolidated financial statements in the Company’s earnings releases for the Non-Reliance Periods or other communications relating to these periods.

The errors in the consolidated financial statements for each of the Non-Reliance Periods will be corrected in restated financial statements for each such period in amendments to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and Quarterly Reports on Form 10-Q for the quarters ended June 30, 2023 and March 31, 2023. The Company is diligently pursuing completion of the restatements.

At this time, the Company does not expect that the accounting errors will materially impact the statements of operations or the non-GAAP measures for the three and nine months ended September 30, 2023 provided in the press release furnished to the Securities and Exchange Commission (the “SEC”) in the Current Report on Form 8-K on November 2, 2023.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, Ernst & Young LLP.

Item 7.01 Regulation	FD Disclosure

On November 13, 2023, the Company issued a press release regarding the matters disclosed in this Current Report on Form 8-K. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended and Section 21E of the Exchange Act. Forward-looking statements generally relate to future events, including among other things statements regarding the Company’s intent to restate its prior consolidated financial statements for the Non-Reliance Periods, the estimated impact of adjustments to the financial statements for the Non-Reliance Periods, the impact of the Company’s material weakness in internal control over financial reporting and the Company’s disclosure controls and procedures on its financial statements and other public disclosures, the anticipated timing for filing the Company’s restated reports and the Form 10-Q for the third quarter of 2023 and related matters. These statements are often identified by the use of words such as “anticipate,” “believe,” “contemplate,” “designed,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “outlook,” “plan,” “predict,” “project,” “see,” “seek,” “target,” “would” and similar expressions or variations or negatives of these words, although not all forward-looking statements contain these identifying words. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management and are not predictions of actual performance. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks and changes in circumstances, including but not limited to risk and uncertainties related to: (i) our failure to promptly restate the financial statements for the Non-Reliance Periods and file the required reports with the SEC and (ii) the impact of the restatements of the financial statements for the Non-Reliance Periods on the price of our common stock, our reputation, our relationships with our investors, suppliers, customers, employees and other parties. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the heading “Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2022 and any other periodic reports that the Company may file with the SEC. Subsequent events and developments, including actual results or changes in the Company’s assumptions, may cause the Company’s views to change. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law. You are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibit Number	Description

	99.1	Press release of R1 RCM Inc. dated November 13, 2023

	104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2023	R1 RCM Inc.

	By:	/s/ Jennifer Williams
Jennifer Williams
Chief Financial Officer